DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Strategic Municipal Bond Fund, Inc. for its six-month reporting period ended May 31, 1997. Your Fund produced a total return including bond price changes and interest income of 1.85%.* The distribution rate (annualized) per share for the reporting period was 6.54%.**
Economic Review
    Plentiful jobs and low inflation spurred consumer confidence to its highest level in 27 years by the end of the reporting period, May 30, 1997. Economic growth surged 5.6% in the first quarter of this year, sharply higher than the 3.8% rate in the last quarter of 1996. With unemployment at its lowest level in 23 years, there was fear that without some preemptive tightening in monetary policy, inflationary pressures would resume. As a precaution, in March 1997, the Federal Open Market Committee, the policy-making arm of the Federal Reserve Board (the "Fed"), raised the Federal Funds rate one quarter of a percentage point to 5.50%. It was the first hike in short-term rates in over two years. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) Fed Chairman Greenspan likened the increase to "the small immediate discomfort of a vaccination against the possibility of getting a serious disease." Subsequent to the March rate increase, signs of inventory accumulation and some moderation in retail sales may have helped stay the Fed from implementing additional increases in short-term interest rates.
    The great difference between the present economic recovery and previous ones is the extraordinarily low rate of inflation. The economy is now in its seventh year of expansion, an expansion devoid of any appreciable resurgence in inflation. The Producer Price Index, a measure of prices paid by manufacturers and an indicator of so-called pipeline inflation, declined over the first four months of this year and has risen less than 1% over the previous twelve months. The rise in inflation on the consumer level has been similarly subdued. The Consumer Price Index increased a modest 2.5% over the twelve-month period ending in April.
    On another front, the tight labor market has spawned fears that rising wages would provide an inflationary stimulus to the economy. So far this has not occurred. The Employment Cost Index, a gauge of wage and benefit increases, has remained below 3%. The bipartisan budget agreement recently reached between the Clinton Administration and the Republican Congressional leadership has also eased inflationary fears.
    The economic confidence of consumers is readily understandable. The exceptionally low unemployment rate has combined with a strong economy that has expanded with unusual vigor. But, despite huge business investment in technology to improve productivity, it would be folly to assume that the economy's capacity for noninflationary growth is unlimited. Consumers enjoying both job stability and rising personal incomes could increase their spending to levels that would strain production and bring on inflation or the Fed could again tighten credit, perhaps in another precautionary move.
Market Environment
    When we last reported to shareholders (December 1996) the economic signals were pointing to a possible economic slowdown in 1997. In response to this favorable outlook, the financial markets were positioned for further declines in interest rates. As investors are only too well aware, the economic picture has been quite mixed over the past six months. Following the Federal Reserve Board's decision to hike short-term interest rates in March, yields all along the yield curve moved higher. The yield on the bellwether 30-year Treasury bond pierced the 7% level two months ago, but has moved lower since that time. Yields on tax-exempt bonds also rose during this period but not to the same extent as their taxable counterparts.

    In recent weeks yields have ratcheted lower amid some signs that the economy might be slowing during the second quarter. However, not all signs point to a continued economic slowdown as evidenced by job growth in the labor markets which continues to accelerate. What is perplexing to the financial markets is that the economy has yet to exhibit any worrisome signs of labor cost inflation. Whether inflation pressures will emerge remains to be seen. The debate about higher or lower rates does not just involve the economic outlook: technically speaking both the Treasury and municipal bond markets are in very good shape. New bond issuance has been declining in both markets. Foreign and domestic investors continue to add to their U.S. bond holdings, while individual investors and the casualty insurance companies have lent strong support to the reduced supply of tax-exempt issues. Portfolio Overview
    Municipal bond yields are modestly higher than they were six months ago. Higher yields imply lower prices. The Fund seeks to maximize federally tax-exempt income to shareholders and, during the six months ended May 31, 1997, the Fund's investment focus was yield-oriented. In the rising interest rate (and declining price) environment of the six-month reporting period, we believe that the bonds in your Fund's portfolio generally were affected less adversely by rising interest rates than they would have been if the Fund had not had such an orientation. The Fund's emphasis on income implies, of course, that if interest rates were to move lower, the Fund might not realize as high a price appreciation as it otherwise might.
    The economic environment suggests that a cautious approach is still warranted. Whether or not the Fed will act again to raise rates is a hotly debated subject presently. We currently continue to act cautiously with respect to the Fund's portfolio.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
June 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid based upon net asset value per share.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                            MAY 31, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments-99.2%                                                                  Amount          Value
                                                                                                       -------        -------
Alabama-.7%
Alabama Industrial Development Authority, SWDR
  (Pine City Fiber Co.) 6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.)..                    $    3,000,000  $   3,052,710
Arkansas-.5%
Saline County, HR, Refunding, Improvement
  7.875%, 9/1/2019 (Prerefunded 9/1/1999) (a)...............................                         2,000,000      2,184,240
Colorado-1.3%
Colorado Health Facilities Authority, Revenue
  (American Housing Foundation 1 Inc. Project) 10.25%, 12/1/2020............                         5,800,000      5,507,390
Connecticut-.9%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
  6%, 11/15/2027............................................................                         4,000,000      3,988,760
Delaware-1.4%
Delaware Health Facilities Authority, Revenue,
  Refunding (Beebe Medical Center Project) 6.80%, 6/1/2024..................                         5,905,000      6,141,672
District of Columbia-1.9%
Metropolitan Washington Airports Authority, Special Facilities Revenue
  (Caterair International Corp.) 10.125%, 9/1/2011..........................                         8,120,000      8,197,871
Florida-5.3%
Florida Board of Education, Capital Outlay 8.188%, 6/1/2019 (b,c)...........                        15,000,000     16,875,000
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)
    6.70%, 2/15/2015 (d)....................................................                         5,000,000      3,150,000
  (Osceola Power Limited Partnership Project)
    6.95%, 1/1/2022 (d).....................................................                         5,000,000      2,800,000
Georgia-3.0%
Private Colleges and Universities Facilities Authority, Revenue,
  Refunding (Clark Atlanta University Project)
  8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)................................                        10,520,000     12,666,501
Illinois-11.9%
Chicago-O'Hare International Airport, Special Facility Revenue
  Refunding (Delta Airlines Project) 6.45%, 5/1/2018........................                         2,790,000      2,845,856
  (United Airlines Inc. Project):
    8.20%, 5/1/2018.........................................................                         7,085,000      7,629,482
    8.40%, 5/1/2018.........................................................                         6,480,000      6,988,874
Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facility Acquisition) 8.50%, 9/1/2010.                         5,000,000      5,321,350
Illinois Health Facilities Authority, Revenue
  (Ravenswood Hospital Medical Center Project) 8.25%, 11/1/2010.............                        12,400,000     13,230,925
Robbins, RRR (Robbins Resource Recovery Partners):
  8.375%, Series A, 10/15/2016..............................................                        11,500,000     11,825,450
  8.375%, Series B, 10/15/2016..............................................                         3,000,000      3,084,900

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              MAY 31, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
Indiana-3.6%
Burns Harbor Industrial Solid Waste Disposal Facilities, Revenue
  (Bethlehem Steel Corp. Project) 8%, 4/1/2024..............................                    $    6,000,000  $   6,420,000
Indianapolis Airport Authority, Special Facility Revenue
  (United Airlines Inc. Project) 6.50%, 11/15/2031..........................                         8,750,000      8,996,925
Kentucky-2.3%
Kenton County Airport Board, Airport Revenue
  (Special Facilities-Delta Airlines Project) 6.125%, 2/1/2022..............                         5,000,000      4,964,900
Morgantown Health Care Facility, Revenue (Southern Health Care System
Project)
  10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)...............................                         4,150,000      4,849,566
Louisiana-4.7%
Lake Charles Harbor and Terminal, District Port Facilities Revenue,
  Refunding (Trunkline LNG Co. Project) 7.75%, 8/15/2022....................                        15,000,000     17,035,050
Parish of De Soto, Environmental Improvement Revenue,
  Refunding (International Paper Co. Project) 6.55%, 4/1/2019...............                         2,900,000      3,033,081
Maryland-2.3%
Baltimore County, PCR,
  Refunding (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015.................                         5,000,000      5,308,400
Maryland Industrial Development Financing Authority, EDR
  (Medical Waste Associates Limited Partnership) 8.75%, 11/15/2010..........                         4,365,000      4,404,809
Massachusetts-5.1%
Massachusetts Health and Educational Facilities Authority, Revenue
  (Beth Israel Hospital Issue) 8.294%, 7/1/2025 (Insured; AMBAC) (b)........                         3,250,000      3,310,938
Massachusetts Housing Finance Agency, Residential Housing Revenue
  8.40%, 8/1/2021...........................................................                         3,415,000      3,564,782
Massachusetts Industrial Finance Agency, Revenue (Sturdy Memorial Hospital)
  7.90%, 6/1/2009...........................................................                         4,935,000      5,262,240
Massachusetts Port Authority, Special Project Revenue (Harborside Hyatt
Project)
  10%, 3/1/2026.............................................................                         7,000,000      7,799,400
Pittsfield, SWDR (Vicon Recovery Associates Project) 7.95%, 11/1/2004.......                         1,925,000      1,992,414
Michigan-2.3%
Michigan Hospital Finance Authority, HR,
  Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021.......                         5,000,000      5,726,700
Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
  7.50%, 1/1/2021...........................................................                         4,000,000      4,115,400
Minnesota-1.1%
Washington County Housing and Redevelopment Authority,
  Governmental Housing Revenue (Woodland Park Apartments) 9.75%, 5/1/2020...                         5,035,000      4,783,250
Mississippi-2.5%
Claiborne County, PCR (Middle South Energy Inc.) 9.875%, 12/1/2014..........                        10,000,000     10,911,500

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              MAY 31, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
Missouri-1.7%
Jackson County Industrial Development Authority, Health Facilities Revenue
  (Carondelet Health Corp. Project) 9%, 7/1/2020............................                    $    6,735,000  $   7,221,132
New Jersey-1.3%
New Jersey Economic Development Authority, First Mortgage Revenue
  (The Evergreens) 9.25%, 10/1/2022.........................................                         5,000,000      5,622,450
New Mexico-.8%
New Mexico Mortgage Finance Authority, SFMR 7.80%, 3/1/2021.................                         3,220,000      3,351,440
New York-5.3%
New York City,
  8%, 8/15/2018 (Prerefunded 8/15/2001) (a).................................                         1,485,000      1,699,642
New York City Industrial Development Agency, Civic Facility Revenue
  (YMCA of Greater New York Project) 8%, 8/1/2016 (Prerefunded 8/1/2001) (a)                         3,000,000      3,439,110
New York State Dormitory Authority, Revenue,
  Judicial Facility Lease (Suffolk County Issue) 9.50%, 4/15/2014...........                         6,000,000      7,002,000
New York State Mortgage Agency, Revenue:
  8.10%, 10/1/2017..........................................................                         8,495,000      8,778,223
  Homeowner Mortgage, 6.05%, 4/1/2026.......................................                         2,000,000      2,004,820
North Carolina-1.5%
Halifax County Industrial Facilities and Pollution Control Financing
Authority, SWDR
  (Champion International Project) 8.15%, 11/1/2019.........................                         1,000,000      1,076,310
Haywood County Industrial Facilities and Pollution Control Financing
Authority, SWDR
  (Champion International Project) 8.10%, 11/1/2009.........................                         5,000,000      5,370,100
Pennsylvania-9.8%
Beaver County Industrial Development Authority, PCR,
  Refunding (Cleveland Electric Project) 7.625%, 5/1/2025...................                         8,800,000      9,579,240
Langhorne Manor Borough Higher Education and Health Authority, Revenue
  (Woods Schools) 8.75%, 11/15/2014 (Prerefunded 11/15/1999) (a)............                         5,000,000      5,601,250
Lehigh County General Purpose Authority, Revenue (Wiley House)
  8.75%, 11/1/2014..........................................................                        11,000,000     11,459,250
Montgomery County Higher Education and Health Authority, Revenue:
  (Northwestern Corp.) 8.50%, 6/1/2016......................................                         4,390,000      4,718,767
  (Retirement Community-G.D.L. Farms)
    9.50%, 1/1/2020 (Prerefunded 1/1/2000) (a)..............................                         5,500,000      6,246,735
Pennsylvania Economic Development Financing Authority, RRR
  (Northhampton Generating Project) 6.60%, 1/1/2019.........................                         4,200,000      4,206,216
Pennsylvania Housing Finance Agency, Multi-Family Development Revenue
  8.25%, 12/15/2019.........................................................                           299,000        312,431

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 MAY 31, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
Rhode Island-1.9%
Rhode Island Health and Educational Building Corp., Revenue,
  Refunding, Hospital Financing (Landmark Medical Center)
  8.125%, 7/1/2019 (Prerefunded 7/1/1999) (a)...............................                    $    7,520,000  $   8,221,014
Tennessee-1.7%
Maury County Health and Educational Facilities Board, Health Care Facilities
Revenue
  (Southern Health Care-Heritage) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)                        6,100,000      7,124,800
Texas-12.9%
Georgetown Hospital Authority, HR, Refunding, Improvement and First Mortgage
  8.625%, 7/1/2015 (Prerefunded 7/1/1999) (a)...............................                         6,860,000      7,551,214
Houston Airport System, Special Facilities Revenue,
   Airport Improvement (Continental Airlines) 6.125%, 7/15/2017.............                         2,875,000      2,833,916
Mesquite Health Facilities Development Corp., Revenue (Christian Care Centers
Inc.)
  9.375%, 3/1/2020 (Prerefunded 3/1/2000) (a)...............................                        11,540,000     13,256,113
Texas Department of Housing and Community Affairs,
  Collateralized Home Mortgage Revenue, Refunding 6.90%, 7/2/2024...........                        13,700,000     14,854,636
Texas Health Facilities Development Corp., HR (All Saints Episcopal Hospitals)
  7.80%, 8/15/2021 (Prerefunded 8/15/1999) (a)..............................                         3,000,000      3,266,040
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation
Project):
  8.625%, 9/1/2001..........................................................                         1,425,000      1,539,713
  8.875%, 9/1/2011 (Prerefunded 9/1/2001) (a)...............................                         5,100,000      5,990,460
Tyler Health Facilities Development Corp., HR, Refunding
  (East Texas Medical Center Regional Health Care System Project)
  6.75%, 11/1/2025..........................................................                         5,850,000      6,082,654
Utah-1.6%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018 (e).                        10,000,000      7,055,700
Vermont-.5%
Vermont Housing Finance Agency, Home Mortgage Purchase 8.10%, 6/1/2022......                         2,130,000      2,209,811
Virginia-5.8%
Fairfax County Water Authority, Revenue 6.997%, 4/1/2029 (b,c)..............                         4,000,000      4,030,000
Henrico County Industrial Development Authority, Revenue
  (Bon Secours Health Care System Project) 7.782%, 8/23/2027 (b)............                         7,500,000      8,100,000
Virginia Housing Development Authority, MFHR
  7.05%, 5/1/2018...........................................................                        12,000,000     12,690,240
Wisconsin-2.6%
Wisconsin Housing and Economic Development Authority, Homeownership Revenue
  8.649%, 7/1/2025 (b,c)....................................................                        10,600,000     10,997,500

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 MAY 31, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
Wyoming-1.0%
Sweetwater County, SWDR (FMC Corp. Project):
  7%, 6/1/2024..............................................................                    $    2,200,000  $   2,345,816
  6.90%, 9/1/2024...........................................................                         2,000,000      2,121,040
                                                                                                                      -------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $414,408,000).......................................................                                     $425,930,119
                                                                                                                      =======
Short-Term Municipal Investments-.8%
Georgia-.5%
Hapeville Development Authority, IDR, VRDN
   (Hapeville Hotel Limited Partnership) 4.05% (LOC; Deutsche Bank A.G.) (f,g)                  $    2,000,000  $   2,000,000
Texas-.3%
Brazos River Authority, PCR, VRDN,
  Refunding (Texas Utilities Electric Co.) 4.25% (Insured; AMBAC) (g).......                         1,500,000      1,500,000
                                                                                                                      -------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $3,500,000).........................................................                                   $    3,500,000
                                                                                                                      =======
TOTAL INVESTMENTS-100.0%
  (cost $417,908,000).......................................................                                     $429,430,119
                                                                                                                      =======


DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      PCR     Pollution Control Revenue
EDR           Economic Development Revenue                       RRR     Resources Recovery Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
IDR           Industrial Development Revenue                     SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes
MFHR          Multi-Family Housing Revenue
Summary of Combined Ratings (Unaudited)
Fitch (h)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       ------------------         -------------------
AAA                                Aaa                            AAA                               12.2%
AA                                 Aa                             AA                                14.7
A                                  A                              A                                  3.3
BBB                                Baa                            BBB                               26.2
BB                                 Ba                             BB                                 6.1
F1                                 MIG1, VMIG1, P1                SP1, A1                             .8
Not Rated (i)                      Not Rated (i)                  Not Rated (i)                     36.7
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====
Notes to Statement of Investments:
    (a)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Inverse floater security-the interest rate is subject to change periodically.
    (c)  Securities exempt from registration under Rule 144A of the
    Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
    May 31, 1997, these securities amounted to $31,902,500 or 7.3% of net assets.
    (d)  On May 14, 1997, the owners/developers of the power project filed for protection under the Federal Bankruptcy Code. Subsequent to May 31,
    1997, the accrual of interest related to this security was discontinued.
    (e)  Non-income accruing security.
    (f)  Secured by a letter of credit.
    (g)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (h)  Fitch currently provides creditworthiness information for a limited number of investments.
    (i)  Securities which, while not rated by Fitch, Moody's and Standard &
    Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (j)  At May 31, 1997, the Fund had $136,476,113 (31.2% of net assets)
    invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.







SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                  MAY 31, 1997 (UNAUDITED)
                                                                                                          Cost             Value
                                                                                                        -------           -------
ASSETS:                          Investments in securities-See Statement of Investments            $417,908,000      $429,430,119
                                 Cash.......................................                                               68,314
                                 Interest receivable........................                                            8,165,532
                                 Prepaid expenses and other assets..........                                              238,004
                                                                                                                          -------

                                                                                                                      437,901,969
                                                                                                                          -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            278,152
                                 Accrued expenses...........................                                              127,464
                                                                                                                          -------

                                                                                                                          405,616
                                                                                                                          -------

NET ASSETS..................................................................                                         $437,496,353
                                                                                                                          =======
REPRESENTED BY:                  Paid-in capital............................                                         $436,085,910
                                 Accumulated undistributed investment income-net                                        4,010,164
                                 Accumulated net realized gain (loss) on investments                                  (14,121,840)
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments-Note 4...................                                            11,522,119
                                                                                                                         -------
NET ASSETS..................................................................                                         $437,496,353
                                                                                                                          =======
SHARES OUTSTANDING
(110 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                           46,567,966
NET ASSET VALUE per share...................................................                                                $9.39
                                                                                                                          =======
STATEMENT OF OPERATIONS                                                               SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $16,170,422
EXPENSES:                        Investment advisory fee-Note 3(a)..........                    $ 1,089,986
                                 Administration fee-Note 3(a)...............                        544,993
                                 Shareholder servicing costs................                         31,444
                                 Directors' fees and expenses-Note 3(b).....                         24,734
                                 Shareholders' reports......................                         24,182
                                 Registration fees..........................                         21,263
                                 Professional fees..........................                         14,192
                                 Custodian fees.............................                            612
                                 Miscellaneous..............................                         10,900
                                                                                                     ------
                                     Total Expenses.........................                                         1,762,306
                                                                                                                       -------
INVESTMENT INCOME-NET.......................................................                                         14,408,116
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $    157,911
                                 Net unrealized appreciation (depreciation) on investments       (6,145,676)
                                                                                                     ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (5,987,765)
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $  8,420,351
                                                                                                                       =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Six Months Ended
                                                                                             May 31, 1997         Year Ended
                                                                                             (Unaudited)      November 30, 1996
                                                                                               ---------             ----------
OPERATIONS:
    Investment income-net............................................                      $  14,408,116          $  29,476,972
    Net realized gain (loss) on investments..........................                            157,911                848,769
    Net unrealized appreciation (depreciation) on investments........                         (6,145,676)            (4,410,447)
                                                                                                 -------                -------
      Net Increase (Decrease) in Net Assets Resulting from Operations                          8,420,351             25,915,294
                                                                                                 -------                -------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net............................................                        (15,147,075)           (28,624,928)
                                                                                                 -------                -------
CAPITAL STOCK TRANSACTIONS :
    Dividends reinvested-Note 1(c)...................................                          3,541,993              4,198,466
                                                                                                 -------                -------
      Total Increase (Decrease) in Net Assets........................                         (3,184,731)             1,488,832
NET ASSETS:
    Beginning of Period..............................................                        440,681,084            439,192,252
                                                                                                 -------                -------
    End of Period....................................................                       $437,496,353           $440,681,084
                                                                                                 =======                =======
UNDISTRIBUTED INVESTMENT INCOME-NET..................................                     $    4,010,164         $    4,749,123
                                                                                                 -------                -------
                                                                                                 Shares                 Shares
                                                                                                 -------                -------
CAPITAL SHARE TRANSACTIONS:
      Increase in Shares Outstanding As A Result Of Dividends Reinvested                         372,312                450,205
                                                                                                 =======                =======













SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements and market price data for the Fund's shares.

                                                      Six Months Ended
                                                        May 31, 1997                  Year Ended November 30,
                                                                       ------------------------------------------------------
PER SHARE DATA:                                         (Unaudited)           1996      1995       1994       1993       1992
                                                        ---------          ----         ----       ----       ----       ----

    Net asset value, beginning of period..              $  9.54            $  9.60   $  8.68    $  9.93    $  9.78    $  9.61
                                                           ----               ----      ----       ----       ----       ----
    INVESTMENT OPERATIONS:
    Investment income-net................                   .31                .64       .66        .65        .70        .70
    Net realized and unrealized gain (loss)
      on investments......................                 (.13)              (.08)      .90      (1.16)       .17        .18
                                                           ----               ----      ----       ----       ----       ----
    TOTAL FROM INVESTMENT OPERATIONS......                  .18                .56      1.56       (.51)       .87        .88
                                                           ----               ----      ----       ----       ----       ----
    Distributions:
    Dividends from investment income-net..                 (.33)              (.62)     (.64)      (.67)      (.68)      (.71)
    Dividends from net realized gain
      on investments......................                   --                 --        --         --       (.04)        --
    Dividends in excess of net realized gain
      on investments......................                   --                 --        --       (.07)        --         --
                                                           ----               ----      ----       ----       ----       ----
    Total Distributions...................                 (.33)              (.62)     (.64)      (.74)      (.72)      (.71)
                                                           ----               ----      ----       ----       ----       ----
    Net asset value, end of period........              $  9.39            $  9.54   $  9.60    $  8.68    $  9.93    $  9.78
                                                           ====               ====      ====       ====       ====       ====
    Market value, end of period...........               $10.00            $ 9 3/4   $ 9 1/4    $ 8 5/8    $10 1/4    $10 1/4
                                                           ====               ====      ====       ====       ====       ====
TOTAL INVESTMENT RETURN(1)................                12.29%(2)          12.61%    15.12%     (8.97%)     7.37%     11.65%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 .81%(2)            .82%      .84%       .86%       .85%       .84%
    Ratio of net investment income
      to average net assets...............                 6.61%(2)           6.82%     7.12%      6.94%      7.05%      7.16%
    Portfolio Turnover Rate...............                 2.49%(3)          13.47%    13.19%     10.96%     13.87%      8.58%
    Net Assets, end of period (000's Omitted)          $437,496           $440,681  $439,192   $396,316   $447,691   $428,824
    (1)  Calculated based on market value.
    (2)  Annualized.
    (3)  Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent believed by the Fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser and administrator. Boston Safe Deposit and Trust Company ("Custodian") acts as the Fund's custodian. The Custodian is an indirect wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Dreyfus is a direct subsidiary of Mellon Bank, N.A. First Data Investor Services Group, Inc. ("FDIS"), a subsidiary of First Data Corporation ("FDC"), serves as the Fund's transfer agent, dividend-paying agent, registrar and plan agent.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles and may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the Fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, FDIS will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    On May 30, 1997, the Board of Directors declared a cash dividend of $.055 per share from investment income-net, payable on June 27, 1997 to shareholders of record as of the close of business on June 13, 1997.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately
$14,280,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1996. If not applied, $4,967,000 of the carryover expires in fiscal 2002 and $9,313,000 expires in fiscal 2003.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended May 31, 1997, the Fund did not borrow under the line of credit.
NOTE 3-INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS
WITH AFFILIATES:
    (A) The fee payable by the Fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50 of 1% of the value of the Fund's average weekly net assets. The fee payable by the Fund, pursuant to the provisions of an Administration Agreement with Dreyfus, is payable monthly based on an annual rate of .25 of 1% of the value of the Fund's average weekly net assets.
    (B) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1997 amounted to $13,809,393 and $10,627,096, respectively.
    At May 31, 1997, accumulated net unrealized appreciation on investments was $11,522,119, consisting of $26,531,361 gross unrealized appreciation and $15,009,242 gross unrealized depreciation.
    At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
PROXY RESULTS (UNAUDITED)
    Stockholders voted on the following proposals presented at the annual stockholders' meeting held on April 18, 1997. The description of each proposal and the number of shares voted are as follows:

                                                                                   For                 Authority Withheld
                                                                               -----------        ------------------------
1.  To elect three Class I Directors*
    Hodding Carter III............................................           28,570,401.556           5,582,148.835
    Joseph S. DiMartino...........................................           28,616,482.329           5,536,068.620
    Richard C. Leone..............................................           28,626,055.211           5,526,495.180

                                                                       For            Against          Abstained
                                                                   ----------        --------       ----------------

2.  To ratify the selection of Ernst & Young LLP
    as independent auditors of the Fund................          33,604,801.748    101,607.163        446,141,480
________________
*   The terms of these Class I Directors expire in 2000.

OFFICERS AND DIRECTORS
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Smith
John E. Zuccotti
Robert B. Rivel, DIRECTOR EMERITUS
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Michael S. Petrucelli
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Douglas C. Conroy
Vice President and Assistant Secretary
    Mark A. Karpe
Vice President and Assistant Secretary
    Elizabeth A. Keeley
Portfolio Managers
    Joseph P. Darcy
    A. Paul Disdier
    Karen M. Hand
    Stephen C. Kris
    Richard J. Moynihan
    Jill C. Shaffro
    Samuel J. Weinstock
    Monica S. Wieboldt

Investment Adviser
and Administrator
The Dreyfus Corporation
Custodian
Boston Safe Deposit and Trust Company
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend Paying Agent,
Registrar and Plan Agent
First Data Investor Services Group, Inc.
Stock Exchange Listing
NYSE Symbol: DSM
Initial SEC Effective Date
11/22/89

The Net Asset Value appears in the
following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond
Funds" every Monday; Wall Street
Journal, Mutual Funds section under
the heading "Closed-End Bond Funds"
every Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond Funds
-National Municipal Bond Funds"
every Sunday.


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER AND ADMINISTRATOR
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108
TRANSFER AGENT,
DIVIDEND-PAYING AGENT,
REGISTRAR AND PLAN AGENT
First Data Investor Services Group, Inc.
One Exchange Place
Boston, MA 02109









Printed in U.S.A.                            852SA975
Registration Mark
[Dreyfus logo]
Strategic
Municipal
Bond Fund, Inc.
Semi-Annual Report
May 31, 1997